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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 28, 1998



                          SOUTHERN MINERAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                  NEVADA                      0-8043           36-2068676
       (State or Other Jurisdiction        (Commission      (I.R.S. Employer
            of Incorporation)              File Number)    Identification No.)


         500 Dallas, Suite 2800
             Houston, Texas                                    77002-4708
(Address of Principal Executive Offices)                       (Zip Code)








       Registrant's telephone number, including area code: (713) 658-9444



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Southern Mineral Corporation, a Nevada corporation ("SMC"), SMC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SMC ("Sub"), and Amerac Energy Corporation, a Delaware corporation ("Amerac"), entered into the Amended and Restated Agreement and Plan of Merger dated as of November 17, 1997 (the "Merger Agreement"), pursuant to which Sub was to merge with and into Amerac with Amerac as the surviving corporation and wholly owned subsidiary of SMC (the "Merger"). The Merger was consummated and became effective as of January 28, 1998.

         Pursuant to the Merger Agreement, all of the issued and outstanding shares of Amerac common stock, par value $0.05, per share immediately prior to the Merger (the "Amerac Common Stock") were converted into the right to receive consideration of approximately $15 million paid to the holders of Amerac Common Stock in the form of common stock, par value $0.01, per share, of SMC ("SMC Common Stock"). The Merger Agreement provided that such an exchange of Amerac Common Stock for SMC Common Stock would be made pursuant to an Exchange Ratio (as defined in the Merger Agreement) of .8509th of a share of SMC Common Stock for each share of Amerac Common Stock, with cash being issued in lieu of fractional shares.

         This summary is qualified in its entirety by the Company's January 28, 1998 press release concerning the above mentioned acquisition attached hereto as an exhibit and incorporated herein by reference.

ITEM 5.  OTHER EVENTS

         On January 28, 1998, the stockholders of SMC approved the Restated Articles of Incorporation of SMC which increase the number of authorized shares of SMC Common Stock from 20 million shares to 50 million shares and authorized the issuance of up to five million shares of "blank check" preferred stock.

         On December 31, 1997 and January 28, 1998, SMC executed the Fifth Amendment to Credit Agreement and the Sixth Amendment to Credit Agreement, respectively, to that certain Credit Agreement, dated December 20, 1995, executed in connection with a loan extended to SMC by Compass Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Acquired Business.

         The financial statements of Amerac for the periods specified in Rule 3-05(b) of regulation S-X are incorporated herein by reference to Appendix F and Appendix G, respectively, of Amendment No. 1 to the Registration Statement on Form S-4 of SMC (Registration No. 333-42045).




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(b)      Pro Forma Financial Information.

         The pro forma financial statements required pursuant to Article 11 of Regulation S-X is incorporated herein by reference to pages 49 through 52 of Amendment No. 1 to the Registration Statement on Form S-4 of SMC (Registration No. 333-42045).

(c)      Exhibits.

     2.1 Amended and Restated Agreement and Plan of Merger between SMC, SMC Acquisition Corp., and Amerac, dated as of November 17, 1997 (incorporated by reference to Appendix A to Amendment No. 1 to SMC's Registration Statement on Form S-4 (Commission File No. 333-42045)).

    *3.1  Restated Articles of Incorporation of the Registrant.

   *10.1 Fifth Amendment to Credit Agreement between the Registrant and Compass Bank, dated December 31, 1997.

   *10.2 Sixth Amendment to Credit Agreement between the Registrant and Compass Bank, dated January 28, 1998.

    20.1 Financial Information, including Pro Forma financial information and Historical Financial Data of each of SMC and Amerac (incorporated by reference to pp. 49 through 52 of SMC's Registration Statement on Form S-4 (Registration No. 333-42045)).

   *23.1  Consent of Price Waterhouse LLP

   *99.1 Press Release, dated January 28, 1998, announcing the merger of Amerac Energy Corporation into a wholly owned subsidiary of Southern Mineral Corporation.

*filed herewith




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOUTHERN MINERAL CORPORATION



Date: January 28, 1998                      By:   /S/  JAMES H. PRICE
                                               -------------------------
                                                  James H. Price
                                                  Vice President-Finance




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                                INDEX TO EXHIBITS


EXHIBITS.
     2.1  Amended and Restated Agreement and Plan of Merger between SMC, SMC
          Acquisition Corp., and Amerac, dated as of November 17, 1997
          (incorporated by reference to Appendix A to Amendment No. 1 to SMC's
          Registration Statement on Form S-4 (Commission File No. 333-42045)).

    *3.1  Restated Articles of Incorporation of the Registrant.

   *10.1  Fifth Amendment to Credit Agreement between the Registrant and
          Compass Bank, dated December 31, 1997.

   *10.2  Sixth Amendment to Credit Agreement between the Registrant and
          Compass Bank, dated January 28, 1998.

    20.1  Financial Information, including Pro Forma financial information and
          Historical Financial Data of each of SMC and Amerac (incorporated by reference to pp. 49 through 52 of SMC's Registration Statement on Form
          S-4 (Registration No. 333-42045)).

   *23.1  Consent of Price Waterhouse LLP

   *99.1  Press Release, dated January 28, 1998, announcing the merger of
          Amerac Energy Corporation into a wholly owned subsidiary of Southern
          Mineral Corporation.


*filed herewith





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